EXHIBIT 99.1

JPMorgan Annual High Yield Conference
February 3, 2004

0

FairPoint Communications, Inc.

Presenters:

  Timothy W. Henry

   Vice President of Finance & Treasurer

Discussion Topics:

Company Profile

Industry Challenges

Financial Review

Company Overview

Established in 1991 to acquire Rural Local
Exchange Carriers (RLECs)

Currently operate 26 RLECs in 17 states
serving approximately 264,308 access line
equivalents (Voice access lines plus DSL
served over those access lines) at
12/31/03

16th largest local telephone company in
the U.S.

78% of access lines serve residential
customers, 22% of access lines serve
small business customers who primarily
have 1 or 2 lines

Revenues and EBITDA of $171.7 million
and $101.0  million, respectively, for nine
months ended 9/30/03

Residential

78.0%

Small

Business

22.0%

Revenue by Service

Note:     FYE 12/31/02.

USF-HiCost  10%

Intrastate 19%

8.0%

Other Services

Services 4.0%

Data & Internet

Services 7.0%

Long Distance

29.0%

Interstate

23.0%

Local Calling

Revenue by Market

Maine                             67,001 (2)

Florida                      55,486

New York                    50,941(1)

Washington               44,613

TOTAL:    271,485

(1)

Pro-forma for pending acquisition – New York RLEC serving approximately an additional 7,177 access line equivalents

(2)

Includes  acquired Maine RLEC serving approximately an additional 13,493 access line equivalents completed 12/01/03

Areas of customer concentration, best opportunities to rationalize footprint

SUBTOTAL:  218,041

As of 12/31/03 (1)

Access Line Equivalents Footprint

Rural Market Niche with Large Barriers to Entry

FairPoint has very limited competition in the rural markets it serves

Significant Economic
Barriers to Entry:

Low subscriber density

78% of residential lines

Capital Intensive

Virtually no wireline
competition

Only limited competition
from cable systems and
wireless technology

105

31

11

5

2

>10,000

>7,500

>5,000

>2,500

<2,500

As of 9/30/03

Communities served by FairPoint
in each population range

Predictable and Consistent Free Cash Flow from Rural
Telephone Business

Demand for rural telephone services from residential and small business customers in rural parts of the country has historically been very stable despite changing economic environments

As a result, FairPoint has experienced modest growth of its
access lines in service over the last three years while RBOCs have lost a significant number of access lines over this period

FairPoint’s stable access line count underlies the Company’s predictable and consistent revenue stream

Percent Gain / (Loss) in Access Lines: October 1, 2000 – September 30, 2003

(18.2%)

(8.9%)

(7.9%)

(8.6%)

0.7%

FairPoint

Qwest

BellSouth

Verizon

SBC

(FairPoint access lines exclude those properties acquired or divested after 9/30/00)

Industry Challenges

Regulation • Competition

Current RLEC Challenges

Regulation

Intrastate Access
Reform

Universal Service Fund
(USF) / ETC Status

Inter Carrier
Compensation

Competition

Wireline

Internet Connectivity

Wireless – Voice & Data

Response

Rate rebalancing via a local rate increase and/or State USF

Continuation of Rate of Return Regulation

Four of the last five quarters had positive last twelve month same store MOU Growth

Challenge

Lower Intrastate access rates to “mirror” Interstate access rates

Minutes of Use sensitive revenue streams

Intrastate Access Reform

Regulation
Challenges & Opportunities

Response

FairPoint taking leadership role in developing legislative
and regulatory policies to rationalize USF funding

New rules likely to limit portability

New contribution methodology and contributors

Challenge

Increasing number of eligible participants

Wireless carriers getting ETC status

Increasing funding requirements will lead to USF cap

Universal Service Fund (USF) / ETC Status

Regulation
Challenges & Opportunities

Response

Rural demographics and significant capital required discourage investment for voice and data services

Minimal competition in any FairPoint market today

No wireline competitor in any market

Virtually no UNEP competitors

Cable modem competition limited to approximately 20% of our markets

Developing technology will facilitate other entertainment services over copper (VODSL)

Challenge

Alternative carrier (voice and data) entering our markets

Wireline (Overbuild or UNEP Competitors and Cable)

Competition
Challenges & Opportunities

Response

FairPoint becoming dominant ISP in its markets

Broadband offering in most of its exchanges

Will become dominant VOIP provider in our markets

Instant Messaging – affects only Intrastate access revenues

Challenge

Voice Over Internet Protocol (VOIP)

Instant Messaging and E-mail replacing voice calls

Internet Connectivity

Competition
Challenges & Opportunities

Response

Poor coverage limits wire line replacement

Impact on Intrastate MOU growth, not access line replacement

Challenge

Wire line replacement

Wireless – Voice

Competition
Challenges & Opportunities

Response

FairPoint provides competitive DSL product in most markets

FairPoint is deploying wireless broadband product offering in select markets

Challenge

Competitive Wireless ISP offerings

Wireless – Data

FairPoint Business Strategy

Cross-Sell and Develop Additional Services to:

Reinforce Strong Customer Loyalty and Local Brand
Identity through Superior Customer Service and
Local Presence (“Surprise & Delight the Customer”)

Increase Revenue per Customer and Continue
Efficiency Initiatives to Lower Costs and Improve
Profitability

Manage Acquisition and Divestiture Processes to
Optimize Our Footprint While Focusing on
Delevering

Proven Track Record

($ in millions)

Average acquisition multiple
is 7-8x LTM EBITDA and 2-Yr
forward multiple is 5-6x LTM
EBITDA

$42.3

$40.4

$9.2

$36.6

$6.2

$2.9

$9.4

$3.0

$11.9

$41.4

$7.2

$3.7

$11.1

$3.3

Projected 2 Yr Forward EBITDA at Acquisition

Actual 2 Yr Forward EBITDA

1993

1994

1996

1997

1998

1999

2000

Projected EBITDA

Financial Review

Strong Historical RLEC Revenue and EBITDA
Growth with Stable Margins

RLEC Historical Revenues and EBITDA 1994 – 2002

EBITDA
Margin    62.8%              56.8%              58.1%              55.0%              50.7%              51.6%              58.1%              54.9%              58.1%

($ in millions)

$228.5

$225.1

$191.8

$133.8

$86.9

$43.8

$30.4

$24.7

$14.0

$132.7

$123.6

$111.4

$69.0

$44.1

$24.1

$17.6

$14.1

$8.8

Revenue

EBITDA

1994

1995

1996

1997

1998

1999

2000

2001

2002

FairPoint Senior Secured Credit Facility
Amendment

Increase Revolver Loan Commitment by $15 million to $85
                                million

Increase A-Term Loan Commitment by $10 million to $40 million

Increase Senior Secured Leverage Ratio to 2.0x and delay
                                the scheduled step downs

Use Credit Facility to refinance FairPoint Carrier Services debt

Lower Interest Rate

Eliminate burdensome administrative and reporting requirements

Closure of CLEC dissolution

Restricted Group Debt Capitalization

($ in Millions)

Pro forma

9/30/03

9/30/03

Demand Notes

$0.4

$0.4

Senior Long-Term Debt

172.1

196.3

Senior Notes

225.0

225.0

Total Senior Debt

397.5

421.7

Senior Subordinated Debt

383.2

383.2

Other Subordinated Debt

7.0

7.0

Total Debt

$787.7

$811.9

(2) Ending Cash Position was $32.3 million at 9/30/03

Nine Months Operating Results for the Period
Ended September 30, 2003
(Year over Year Comparison)

Consolidated Revenues

Adjusted Consolidated

Operating Cash Flow (EBITDA) (2) (3)

Consolidated Cash Operating
Expenses (1)

Access Line Equivalents(4)(5)

Up 0.7% to $171.7 million

Up  0.6% to $101.0 million

Up 2.8% at $2.2 million

Up 0.6% to 248,589

Adjusted RLEC Operating
Cash Flow (EBITDA)(2) (3)

Up 1.3% to $100.8 million

(1)

Excludes depreciation and amortization, stock-based compensation and South Dakota properties  divested 9/30/03

(2)

Excludes non-cash items

(3)

Includes operations from South Dakota properties divested on 9/30/03

(4)

Sequential Quarter over Quarter comparison

(5)

Voice Access Lines Plus DSL Served over those Access Lines (Voice Access Lines @ 236,318; DSL @ 12,271 as of 9/30/03)

Credit Statistics

($000 Omitted)

9/30/2003

Interest Coverage Ratio

Interest Expense

80,729

$

Total Covenant EBITDA

131,291

Ratio

1.63x

Covenant

1.50x

Total Leverage Ratio

Consolidated Net Debt

758,068

$

Total Covenant EBITDA

131,291

Ratio

5.77x

Covenant

6.50x

Senior Secured Leverage Ratio

Senior Consolidated Debt

142,681

$

Total Covenant EBITDA

131,291

Ratio

1.09x

Covenant

1.75x

7.5%
21.8%
37.9%
32.4%
T.H. Lee
Kelso & Company
Founders/Mgt
Bank Group

Common Equity Ownership
Summary

Key Credit Considerations

Predictable and
Consistent Cash Flow
from Rural Telephone
Business

Favorable Rural
Market Dynamics

Technologically
Advanced
Infrastructure and
Significant Scale

Strong Free Cash
Flow

Experienced
Management Team

Substantial Equity
Base Provided by
Thomas H Lee and
Kelso

Established
Acquisition Platform
and Demonstrated
Integration Expertise

Supportive
Regulatory
Environment

JPMorgan Annual High Yield Conference